UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

P.O. Box 278

Commack, New York 11725

(Address of principal executive offices) (Zip code)

Alexi A. Wellman

Altaba Inc.

P.O. Box 278

Commack, New York 11725

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2024

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2024

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2024

($ in thousands, except per share amounts)

(unaudited)

ASSETS
Unaffiliated investments at fair value (cost $877,794)	$878,147
Dividend receivable	53
Income tax receivable	615,226
Other assets	1,160

Total assets	$1,494,586

LIABILITIES
Deferred and other tax liabilities	$6,611
Payable to directors, officers and employees	13,442
Payable to advisor	45
Other liabilities	8,953

Total liabilities	$29,051

Net assets	$1,465,535

Net assets consist of:
Total distributable earnings, net of deferred taxes	$1,465,535

Total net assets	$1,465,535

NAV per share	$2.82

Shares outstanding rollforward:
Shares outstanding at June 30, 2024 and December 31, 2023	519,511,366

See Notes to Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2024

($ in thousands)

(unaudited)

Description:				Shares	Fair Value $
Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services — 0.0%
SeatGeek, Inc. (1)(2)				47	351
Total Common Shares (Cost — $9)				47	351

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 0.2%
BlackRock Liquidity Funds T-Fund — Institutional Class(6)		5.21		39	39
Federated Hermes Government Obligations Fund — Premier Class		5.22		2,240	2,240
Total Money Market Investments (Cost — $2,279)				2,279	2,279

	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Fixed Income Securities
Short Term
U.S. Government Debt (6) — 59.7%
United States Treasury	Zero Coupon	5.05	8/22/2024	210,000	208,418
United States Treasury	Zero Coupon	3.05	7/5/2024	567,200	566,869
United States Treasury	Zero Coupon	5.11	8/29/2024	101,100	100,230
Total U.S. Government Debt (Cost — $875,506)				878,300	875,517

Total Short Term Fixed Income Securities (Cost — $875,506) — 59.7%				878,300	875,517
Total Unaffiliated Investments (Cost — $877,794)					878,147
Total Investments — 59.9%					878,147
Other Liabilities/Other Assets — 40.1%					587,388

Net Assets Applicable to Common Shares — 100.0%					$1,465,535

(1)	Non-income producing securities.

(2)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.

(3)	Presented rate represents the Money Market Fund’s average 7-day % yield as of June 30, 2024.

(4)	Money Market Funds do not have a set maturity date.

(5)	For zero coupon bonds, the rate presented is Yield as of June 30, 2024.

(6)	A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund’s agreement with the IRS.

At June 30, 2024, the tax basis cost of the Fund’s investments was $877,794 and the unrealized appreciation was $353.

See Notes to Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period From January 1, 2024 through June 30, 2024

($ in thousands)

(unaudited)

INVESTMENT INCOME:
Interest income	$20,776
Dividend income	126

Total investment income	20,902

EXPENSES:
Professional fees	1,776
Directors, officers and employees compensation and benefits	1,747
General and administrative costs	522
Outside administrative fees	106
Other expenses	406

Total expenses	4,557

Net investment income, before current and deferred taxes	16,345
Current and deferred income tax benefit	7,685

Net investment income	$24,030

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	$—
Current and deferred income tax expense	—

Net realized gain	—

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	(73)
Current and deferred income tax benefit	17

Net change in unrealized appreciation (depreciation):	$(56)

Net realized and unrealized gain (loss) on investments	(56)

Net increase in net assets resulting from operations	$23,974

See Notes to Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

($ in thousands)

	For the Six Months Ended June 30, 2024 (unaudited)	For the Year Ended December 31, 2023
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income, net of current and deferred taxes	$24,030	$66,165
Net realized gain on investments, net of current and deferred taxes	—	16
Net change in unrealized appreciation (depreciation) on investments, net of current and deferred taxes	(56)	798

Net increase in net assets resulting from operations	23,974	66,979

LIQUIDATING DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Liquidating distribution from distributable earnings (Note 10)	—	(851,999)

Net decrease in net assets from distributions	—	(851,999)

Net increase (decrease) in net assets	23,974	(785,020)
NET ASSETS:
Beginning of period	1,441,561	2,226,581

End of period	$1,465,535	$1,441,561

See Notes to Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Six Months Ended June 30, 2024 (unaudited)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Net asset value — beginning of period	$2.77	$4.29	$6.68	$15.50	$23.21

Income (loss) from investment operations:
Net investment income (loss)(1)	0.05	0.12	0.03	(0.13)	0.47
Net realized and unrealized gain (loss) on investments	0.00	0.00	0.00	0.00	0.15

Total income (loss) from investment operations	0.05	0.12	0.03	(0.13)	0.62

Less liquidating distributions:
Liquidating distributions from net realized gains (Note 10)	—	(1.64)	(2.42)	(8.69)	(8.33)

Total liquidating distributions	—	(1.64)	(2.42)	(8.69)	(8.33)

Accretive (dilutive) impact from capital activity	—	—	—	—	0.00

Net increase (decrease) in net asset value	0.05	(1.52)	(2.39)	(8.82)	(7.71)

Net asset value — end of period	$2.82	$2.77	$4.29	$6.68	$15.50

Per common share market value — end of period	N/A	N/A	N/A	N/A	N/A

Total return based on net asset value(2)	1.67%	4.50%	0.87%	(0.57)%	2.56%
Total return based on market value(2)	N/A	N/A	N/A	N/A	N/A
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,465,535	$1,441,561	$2,226,581	$3,470,092	$8,053,869
Ratio of expenses to average net assets including current and deferred income taxes(3)	(0.44)%	(1.65)%	0.33%	1.04%	(1.35)%
Ratio of expenses to average net assets excluding current and deferred income taxes(3)	0.64%	0.64%	0.37%	0.61%	0.22%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)	3.36%	4.12%	0.47%	(0.99)%	1.99%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)	2.29%	1.81%	0.43%	(0.57)%	0.43%
Portfolio turnover rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%

See Notes to Financial Statements.

(1)	Calculated by using weighted average shares method.

(2)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(3)

For the six months ended June 30, 2024, the Fund accrued $7,702 in current and deferred income tax benefit. For the year ended December 31, 2023, the Fund accrued $36,825 in current and deferred income tax benefit. For the year ended December 31, 2022, the Fund accrued $1,215 in current and deferred income taxes. For the year ended December 31, 2021, the Fund accrued $29,400 in current and deferred income benefit. For the year ended December 31, 2020, the Fund accrued $194,131 in current and deferred income taxes.

(4)

For the six months ended June 30, 2024, the Fund accrued $7,685 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2023, the Fund accrued $37,043 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2022, the Fund accrued $1,109 in current and deferred income tax expense applicable to net investment income. For the year ended December 31, 2021, the Fund accrued $29,424 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2020, the Fund accrued $193,680 in current and deferred income tax benefit applicable to net investment income.

(5)	Not annualized.

See Notes to Financial Statements.

ALTABA INC.

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

(unaudited)

Note 1 Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is an independent closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is organized as a Delaware corporation.

Plan of Liquidation and Dissolution

In seeking to achieve its investment objective of returning capital to stockholders, the Fund’s Board of Directors (the “Board”) unanimously approved and adopted a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation and Dissolution”) on April 2, 2019 and recommended that the Fund’s stockholders approve the Plan of Liquidation and Dissolution. Stockholders of the Fund approved the Plan of Liquidation and Dissolution at a special meeting of stockholders held on June 27, 2019 (the “Special Meeting”). The Fund made a pre-dissolution liquidating distribution of $51.50 in cash per share of its common stock on September 23, 2019, to stockholders of record as of September 16, 2019.

On October 4, 2019, the Fund filed a certificate of dissolution (the “Certificate of Dissolution”) with the Secretary of State of the State of Delaware. The Certificate of Dissolution, which became effective at 4:00 p.m. Eastern Time on October 4, 2019 (the “Effective Time”), provided for the dissolution of the Fund under the General Corporation Law of the State of Delaware (the “DGCL”). In connection with the Plan of Liquidation and Dissolution, effective as of the Effective Time, the Fund closed its stock transfer books and discontinued recording transfers of its common stock, $0.001 par value per share (the “Shares”). Record holders of Shares are no longer able to transfer record ownership of their Shares on the Fund’s stock transfer books, other than transfers by will, intestate succession or operation of law. The Shares also ceased to be traded on The NASDAQ Global Select Market (“Nasdaq”).

On May 28, 2020, in furtherance of the Plan of Liquidation and Dissolution, the Fund filed with the Court of Chancery of the State of Delaware (the “Chancery Court”) a verified petition (the “Petition”) for determinations pursuant to Section 280 of the DGCL (In re Altaba, Case No. 2020-0413-JTL (Del. Ch. Ct.)) (the “Delaware Proceeding”).

Following the commencement of the Delaware Proceeding, the Fund resolved many of the disputed claims for which security was being sought by the applicable claimant. On August 18, 2020, the Fund and the U.S. Department of Justice (the “DOJ”), on behalf of the Internal Revenue Service (the “IRS”), filed a joint motion with the Delaware District Court (the “Joint Motion”), pursuant to which the Fund agreed to retain as security for the claims of the IRS an aggregate amount of $1.76 billion, subject to agreed-upon mechanisms for the release of this security as portions of the IRS claims are resolved over time (the “Agreed Security Amount”).

On August 18, 2020, as requested by the Fund in the Petition, the Chancery Court entered an order barring claims from potential claimants who received notice of the Fund’s dissolution and did not submit a claim by the claims deadline.

On October 19, 2020, the Chancery Court entered an order (the “Interim Order”) authorizing the Fund to make an interim distribution of certain excess assets.

The Chancery Court held a hearing from April 20 to 22, 2021 to hear evidence regarding the amount and form of security that should be retained by the Fund as security for the remaining disputed claims in the Delaware Proceeding. On May 24, 2021, the Chancery Court entered an order determining the amount of security for certain undisputed claims (“Post-Trial Order”).

The Chancery Court held another hearing in Altaba’s Delaware Proceeding on July 20, 2021. On July 20, 2021, after the Chancery Court hearing on that date, the Chancery Court entered an order (the “Partial Final Order”) authorizing the Fund to make a partial final distribution of certain excess assets.

On October 8, 2021, the Chancery Court issued an order (the “Verizon Order”) determining the amount of security required to be retained by the Fund for Verizon Communications Inc.’s (“Verizon”) potential indemnification claim regarding the Federal consumer class action that was brought against the Fund relating to the Security Incidents.

On April 18, 2022, the Chancery Court issued an opinion determining that amount of security for the putative class claim asserted by Emily Larocque (defined below as the “Larocque Action”). The Fund filed a motion for reargument on April 25, 2022.

On June 23, 2022, the Chancery Court issued a final order (the “Droplets Order”) determining the amount of security required to be retained by the Fund for the claim asserted by Droplets, Inc., and authorized the Fund to make a distribution of certain excess assets.

On January 20, 2023, the Chancery Court issued a final order in the Delaware Proceeding, which determined the amount of security required to be retained by the Fund for the Larocque Action and authorized the Fund to make a distribution of certain excess assets (together with the Joint Motion, the Interim Order, the Post-Trial Order, the Partial Final Order, the Verizon Order and the Droplets Order, collectively, the “Court Orders”).

Any amounts to be held as security for claims against the Fund in the Petition or the Court Orders, or any such amounts actually held as security by the Fund, have not been, and will not be, calculated in accordance with, or by reference to, U.S. GAAP and do not, and will not, reflect any change in the Fund’s current position with respect to its liabilities and reserves from an accounting perspective. For the Court Orders, the Fund may have agreed with a claimant to set aside an amount as security that exceeds the amount the Fund believes it will ultimately owe such claimant, in order to allow more efficient distribution of excess funds pending final resolution of the liability. Furthermore, under the Court Orders, for claims for which a security amount was not separately negotiated, the amounts held as security have been calculated by the Chancery Court to ensure that the Fund has sufficient assets to comply with its obligations to retain adequate security pursuant to the dissolution procedures under Section 280 of the DGCL, which is generally a more conservative standard than the determination required by U.S. GAAP.

Below is a summary of post-dissolution liquidating distributions made since the Plan of Liquidation and Dissolution was approved by the Fund’s stockholders:

Board Approval Date	Per Share Amount	Aggregate Amount	Date Paid
October 23, 2020	$8.33	$4,327,529,678	November 2, 2020
July 23, 2021	7.48	3,885,945,017	August 5, 2021
August 19, 2021	0.54	280,536,137	September 1, 2021
December 20, 2021	0.67	348,072,615	December 30, 2021
March 7, 2022	0.24	124,682,727	March 15, 2022
May 27, 2022	0.75	389,633,524	June 7, 2022
July 20, 2022	1.43	742,901,253	July 29, 2022
January 5, 2023	0.68	353,267,728	January 13, 2023
February 9, 2023	0.96	498,730,911	February 17, 2023
July 31, 2024	1.10	571,462,502	August 13, 2024

The Fund may deregister as an investment company under the 1940 Act after the Fund has distributed substantially all of its assets.

The Fund’s activities are limited to winding up its business affairs in accordance with the Plan of Liquidation and Dissolution and the Court Orders. Pursuant to the Plan of Liquidation and Dissolution, the Fund has sold, distributed or otherwise disposed of substantially all of its remaining non-cash assets in order to maximize value for the Fund’s stockholders and creditors. The Fund intends to return all of its cash, net of its obligations and expenses, to stockholders through liquidating distributions and in accordance with the Court Orders. The timing, amount and method of any return of capital will be determined by the Board, subject to the Court Orders. There can be no assurance as to the timing or amount of any additional distributions that the Fund may make.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to the Fund’s Board and officers, without the need for further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Board may, in order to seek to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the timing of any distributions to stockholders, without further stockholder approval.

Investments are generally held in cash, money market funds and fixed income securities (the “Marketable Debt Securities Portfolio”) until returned to stockholders or used to satisfy the Fund’s obligations. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets.

Note 2 Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers and market price quotations (when observable). Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Fixed income securities are categorized in Level 2.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•	Private placement investment — The Fund utilizes information from management along with transaction information to determine the fair value. The private placement investment is categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not treated as a “regulated investment company” under the Internal Revenue Code (the “Code”). Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

Leases

Leases are classified as either operating leases or finance leases. Whether a lease is classified as an operating lease or a finance lease, the Fund must record a right-of-use asset and a lease liability for all leases at the commencement date of the lease, other than for leases with an initial term of 12 months or less. Right-of-use assets and lease liabilities are reported in other assets and other liabilities, respectively, on the statement of assets and liabilities. A lease liability is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate of the legal entity entering into the lease as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease liability plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease liability adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Fund tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. If the carrying value of the right-of-use asset exceeds its fair value, then the carrying value of the right-of-use asset is reduced to its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Investment Transactions, Income and Expense

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 3 Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the schedule of investments as of June 30, 2024 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$—	$—	$351	$351
Money market funds	2,279	—	—	2,279
Fixed income securities:
U.S. government debt	—	875,517	—	875,517

Total financial assets at fair value	$2,279	$875,517	$351	$878,147

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets
	Total Investments	Unaffiliated Investments
Balance as of January 1, 2024	$299	$299
Purchases	—	—
Sales	—	—
Change in unrealized appreciation (depreciation)	52	52
Realized gain (loss)	—	—
Transfers out of Level 3	—	—

Balance as of June 30, 2024	$351	$351

The change in unrealized appreciation (depreciation) attributable to assets owned on June 30, 2024, which were valued using significant unobservable inputs (Level 3) amounted to $52 thousand.

Type of investment	Fair Value at June 30, 2024 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments — common shares	$351	Market Approach	Price per share	$7.40

Note 4 Contingencies

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 4, during the six months ended June 30, 2024 the Fund has not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 4; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, which could have a material adverse effect on the Fund’s financial position. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence the Fund’s decisions to settle and the amount (if any) the Fund may choose to pay, including the strength of its case, developments in the litigation, the behavior of other interested parties. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require the Fund to make substantial settlement payments and result in the Fund incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total cumulative amount accrued and paid related to the Security Incidents was $154 million.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“Federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP (“Karasik”); (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (“Larocque action”) (7) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (8) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purported to represent various classes of users, generally claimed to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and asserted a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it had reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plaintiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. On July 22, 2020, the Court granted final approval and entered judgment. Several class members have filed appeals or intervened in the appeal to object to the settlement. On June 27, 2022, the appellate court issued an opinion affirming the federal consumer class action settlement. On July 19, 2022, the appellate court issued a mandate to close the case.

The Fund has also reached an agreement with plaintiffs in the Karasik action with the aim of resolving pending claims in the Canadian consumer class action cases. The Ontario Superior Court of Justice has approved the settlement. The settlement is also subject to a condition that the Larocque action be permanently stayed as a class action or dismissed. Defendants filed a motion before the King’s Bench for Saskatchewan to permanently stay the Larocque action. On May 25, 2022, the King’s Bench for Saskatchewan granted the motion to permanently stay the Larocque action. The plaintiff in the Larocque action appealed that decision. On May 25, 2023, the Court of Appeal for Saskatchewan issued a decision dismissing the plaintiff’s appeal regarding the grant of the permanent stay. On June 23, 2023, the plaintiff in the Larocque action filed an Application for Leave to Appeal in the Supreme Court of Canada asking the court to grant the plaintiff permission to appeal the appellate decision upholding the permanent stay. On December 14, 2023, the Supreme Court of Canada denied this application.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon (the “Sale Transaction”). Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under any consumer class action cases related to the Security Incidents.

Note 5 Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the six months ended June 30, 2024, Altaba’s contributions to the 401(k) plan amounted to approximately $37 thousand.

Note 6 Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), was originally adopted by the Fund’s stockholders at its 2017 annual meeting of stockholders, to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and to align the interests of the non-employee members of the Board with stockholders by providing the independent directors with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee pursuant to the terms of the Plan. No further amounts are payable under the executive and key employee portion of the Plan.

Each independent director who was designated as a participant by the Compensation Committee under the Plan was required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period following his or her deferral election. The amount of director fees so deferred has been credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees, and the participant is fully vested in his or her deferral account.

As adopted originally, the Plan calculated incentive award payouts based on the change in the Fund’s trading discount (measured based on the publicly traded share price of the shares) relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of Alibaba Shares, against a baseline level, as per the individual award agreements, with resulting payout multipliers established by the Fund’s Compensation Committee. The Compensation Committee recommended and the Board adopted an amendment to the Plan (as amended, the “Amended Plan”) that became automatically effective as of the date the Shares ceased to be listed on Nasdaq. Under the Amended Plan, changes in the Fund’s trading discount are determined by reference to the per Share net asset value of the Fund, as determined in accordance with U.S. GAAP and with certain adjustments consistent with the Plan as originally adopted, in lieu of the publicly traded share price of the shares. The Amended Plan was further amended to provide that independent director deferrals and related interest would cease as of June 30, 2021 and to provide that the deferral accounts of independent directors will remain subject to the terms described above.

As of June 30, 2024, pursuant to the Amended Plan, these deferral accounts had a collective value of $12 million included on the Statement of Assets and Liabilities line item “Payable to directors, officers and employees,” and the accounts will be distributed when directors separate from service. Other than distribution, no further adjustments will be made to the deferral accounts.

Note 7 Income Taxes

The Fund is not treated as a “regulated investment company” under the Code. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of June 30, 2024 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$4,904
Other deferred tax assets	638

Total deferred income tax assets	5,542
Valuation allowance	(5,407)

Net deferred income tax assets	135

Deferred income tax liabilities:
Unrealized investment gains	(67)
State tax deductions (refunds)	(885)
Other deferred tax liabilities	(5,794)

Total deferred income tax liabilities	(6,746)

Net deferred income tax assets (liabilities)	$(6,611)

At June 30, 2024, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $16.2 million and $21.5 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2024.

As of June 30, 2024, the Fund had a valuation allowance of $5.4 million against its deferred tax assets, which represents future tax deductible amounts for which the Fund does not believe are more likely than not to be realized.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Oath Holdings, Inc. (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. As of June 30, 2024, the Fund had a $2.4 million indemnification liability to Oath Holdings, Inc.

The provision (benefit) for income taxes is composed of the following as of June 30, 2024 (in thousands):

Current:
United States federal	$(13,336)
State	(977)

Total current provision (benefit) for income taxes	(14,313)

Deferred:
United States federal	6,611
State	—

Total deferred provision (benefit) for income taxes	6,611

Total provision (benefit) for income taxes	$(7,702)

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to the Fund’s net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended June 30, 2024 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$3,417	21.00%
State income taxes, net of federal benefit	1	0.01%
Federal deposit interest accrual	(14,420)	(88.62)%
State tax settlement	(773)	(4.75)%
Change in valuation allowance	2,872	17.65%
Change in indemnification	1,201	7.38%

Provision (benefit) for income taxes	$(7,702)	(47.33)%

The total amount of gross unrecognized tax benefits was $151.6 million as of June 30, 2024, all of which would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2024	$151,636
Gross decrease for tax positions of prior years	—

Unrecognized tax benefits balance at June 30, 2024	$151,636

The balances are recorded on the Fund’s statement of assets and liabilities as of June 30, 2024 as follows (in thousands):

Total unrecognized tax benefits balance	$151,636
Amounts netted against related deferred tax assets	—

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$151,636

As primary obligor, Altaba is generally responsible for all U.S. federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities on the statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Oath Holdings, Inc. is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the statement of assets and liabilities as of June 30, 2024 was approximately $26.5 million of net interest receivable of which $644 thousand is indemnifiable by Oath Holdings, Inc. pursuant to the transaction agreement with Verizon.

The Fund is in various stages of examination in connection with its taxes in U.S. federal, state and local jurisdictions.

In June 2021, the Fund received the final Revenue Agent’s Report (“RAR”) from the IRS for the Fund’s 2016 and 2017 tax years, which resulted in proposed assessments of additional taxes of approximately $17.7 million and estimated interest of approximately $2.8 million. The RAR reflected the previously disclosed IRS draft Notice of Proposed Adjustment (“NOPA”) reflecting proposed increases in the associated tax liability and interest of approximately $20.5 million for the Fund’s 2017 tax year. The Fund paid $20.5 million during the year ended December 31, 2021 and has filed an amended return requesting a full refund of the $20.5 million. The statute of limitations for any further assessments for the 2017 tax year has now expired.

In October 2021, the Fund received the final RAR from the IRS for the Fund’s 2018 and 2019 tax years, which resulted in proposed assessments of additional taxes of approximately $549.8 million and estimated penalties of approximately

$112.8 million and does not include interest. The RAR reflected all previously disclosed draft NOPAs. In September 2022, at the Fund’s request, the IRS Exam team transferred jurisdiction over the Fund’s 2017, 2018 and 2019 tax years to IRS Independent Office of Appeals (“IRS Appeals”). In November 2022, IRS Appeals identified certain deficiencies in the RAR and other IRS materials. As a result, IRS Appeals returned jurisdiction over the Fund’s 2017, 2018 and 2019 tax years to the IRS Exam team to correct the deficiencies and permit the Fund to respond to the corrections.

In April 2023, the Fund was advised by the IRS Exam team that review of the Fund’s 2017, 2018 and 2019 tax years has been separated and that jurisdiction over the Fund’s 2017 tax year has transferred to IRS Appeals. If the Fund is unable to resolve the proposed denial of the Fund’s refund claim with IRS Appeals on an acceptable basis, the Fund plans to pursue judicial remedies, which may include filing a complaint in federal district court or similar actions in other courts as appropriate.

On June 29, 2023, the Fund received a revised RAR from the IRS for the Fund’s 2018 and 2019 tax years, which, for 2018 resulted in proposed assessments of additional taxes of approximately $445.8 million and estimated penalties of approximately $89.2 million and does not include interest, and for 2019 resulted in proposed assessments of additional taxes of approximately $36.8 million and estimated penalties of approximately $10.2 million and does not include interest. The revised RAR sought to correct for the deficiencies IRS Appeals previously identified and reduced the total proposed assessments of additional taxes by approximately $67.2 million and estimated penalties by approximately $13.5 million.

In June 2024, jurisdiction over the Fund’s 2018 tax year has transferred to IRS Appeals. The Fund expects to engage in administrative settlement discussions with IRS Appeals with respect to the proposed adjustments the Fund’s 2018 tax year. If the Fund is unable to resolve these proposed adjustments with IRS Appeals on an acceptable basis, the Fund plans to pursue judicial remedies, which may include filing a petition for redetermination with the United States Tax Court or similar actions in other courts as appropriate. In connection with the appeals process, the Fund and the IRS agreed to extend the statute of limitations for the Fund’s 2018 tax year until July 2025.

On August 15, 2023, the Fund authorized the IRS to assess the $36.8 million in tax and $10.2 million of penalties the IRS alleged the Fund owed for 2019. The Fund filed an amended return requesting a full refund of the $47 million. The Fund agreed to extend the statute of limitations for the Fund’s 2019 tax year until February 2024 and the statute of limitations for any further assessments for the 2019 tax year has now expired.

On October 12, 2021 the Fund, together with the DOJ, filed with the United States District Court for the District of Delaware (the “Delaware District Court”) a Joint Motion (the “October 12, 2021 Joint Motion”) to treat deposits of funds with the IRS under section 6603 of the Code in the same manner as funds held in the separate account established pursuant to the Delaware District Court’s October 26, 2020 Order approving the Joint Motion described above. Section 6603 of the Code permits a taxpayer to deposit with the IRS amounts that are claimed by the IRS and disputed by the taxpayer in order to cut off the accrual of additional interest and penalties on the amount deposited if it ultimately is determined that such amount is owed to the IRS. On October 14, 2021, the Delaware District Court issued an order (the “Deposit Order”) approving the October 12, 2021 Joint Motion. The Deposit Order permits the Fund to deposit with the IRS funds from its separate custody account in which the Agreed Security Amount is held, and provides that any such deposit will continue to be treated as part of the Agreed Security Amount. Any such transfer of funds to the IRS constitutes a deposit only, and not a payment, and has the effect of stopping the accrual of additional interest on any tax, penalties and interest ultimately agreed upon or sustained up to the amount of the deposit. The Fund may, upon advance notice to the IRS, move the funds deposited with the IRS back to the Fund’s separate custody account in which the Agreed Security Amount is held. Any such deposits of funds with the IRS pursuant to Section 6603 of the Code will not affect the Fund’s ability to reduce the Agreed Security Amount as provided in the Delaware District Court’s October 26, 2020 Order approving the Joint Motion described above, irrespective of whether such funds are held in the separate account maintained by the Fund or have been deposited with the IRS as described above.

During the fourth quarter of 2021, the Fund deposited with the IRS pursuant to Section 6603 of the Code $731 million (the “Deposit”) from the separate custody account in which the Agreed Security Amount is held, which represented the full amount of the tax and penalties claimed by the IRS for the Fund’s 2018 and 2019 tax years, together with interest thereon through October 2021. The Fund does not agree with the amount claimed by the IRS, and intends to continue to pursue its positions with respect to the underlying tax issues in controversy with the IRS. The Fund therefore believes that the amount of tax, penalties and interest claimed by the IRS is overstated, and by making the Deposit the Fund has not acquiesced in or agreed to the positions of the IRS with respect to the tax issues in controversy. The Fund decided to make the Deposit solely in order to cut off any further interest accrual on the amount of the Deposit (which would accrue at a relatively high rate) if the IRS ultimately were to prevail on the tax issues in controversy. The Fund determined that this course of action was prudent given that the Fund is required to hold the Agreed Security Amount pursuant to the District Court’s October 26, 2020 Order approving the Joint Motion described above in any event and the making of the Deposit cuts off any further potential interest accrual on the Deposit amount. Moreover, if the Fund prevails on some or all of the tax issues in controversy, any portion of the Deposit that is required to be returned to the Fund by the IRS will be paid to the Fund with interest accrued at the rate provided for under the Code. The amount of the Deposit is reflected in the Fund’s financial statements as a component of income tax receivable and as an offset to existing federal unrecognized tax benefits, including related interest, rather than as an amount included in the Fund’s separate custody account. In the second quarter of 2024, the Fund requested that the IRS return, and the IRS subsequently returned, $88 million of the Deposit. The Fund returned the $88 million to the separate custody account in which the Agreed Security Amount is held. The $88 million equaled the excess of the Deposit over the IRS’s claims for 2018 and 2019 in the revised RAR the Fund received on June 29, 2023, plus estimated interest. Based on further developments in the IRS administrative process relating to the Fund’s 2018 and subsequent tax years, the Fund may in the future elect to increase, or decrease, the amount of the Deposit with the IRS.

The Fund’s 2021 and 2022 tax years are currently under audit by the Internal Revenue Service. The Fund is also under audit by the New York State Department of Taxation and New York City Department of Finance for the 2020 and 2021 tax years. The Fund’s 2021 and 2022 tax years remain subject to examination by the California Franchise Tax Board.

Note 8 Agreements and Related Party Transactions

Advisory Agreements

The Fund has retained Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” or “External Advisor”) as its external investment advisor to manage 100% of the Marketable Debt Securities Portfolio (“Portfolio”).

The Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate of 0.015% based on the average daily market value of the Portfolio.

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays using a tiered fee schedule based on net assets.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 9 Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, for the six months ended June 30, 2024, totaled $0 and $0, respectively. Purchases and sales of U.S. government obligations, excluding short-term securities, for the six months ended June 30, 2024, totaled $0 and $0, respectively.

Note 10 Capital Share Transactions

Common and Preferred Stock

As of June 30, 2024, there were 5 billion shares of $0.001 par value common stock authorized, 519,511,366 shares issued and outstanding.

The Board has the authority under the Fund’s certification of incorporation to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders, though the Fund currently does not anticipate issuing any preferred stock because it has filed the Certificate of Dissolution.

Liquidating Distributions to Shareholders

The liquidating distributions to shareholders were recorded on the ex-dividend date. Liquidating distributions paid by the Fund are subject to recharacterization for tax purposes. See the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Note 11 Principal Risks

Risks Related to the Plan of Liquidation and Dissolution

The Fund cannot assure stockholders of the timing or amount of any additional post-dissolution liquidating distributions to stockholders under the Plan of Liquidation and Dissolution.

The Fund has, in some cases, been required by the Chancery Court to withhold amounts in excess of the amounts that the Fund believes are sufficient to satisfy its potential liabilities with respect to the contested claims and additional claims or contingencies that may arise for which additional amounts must be withheld. Accordingly, stockholders may not receive distributions of these amounts for a substantial period of time. Factors that could impact the aggregate amount of security required to be retained by the Fund, and consequently the amount of the post-dissolution liquidating distributions, include the following:

•	whether any litigation is brought against the Fund or its directors and officers; and

•	whether the Fund is able to receive any final determination with respect to the underlying liabilities.

To the extent that claims for which the Fund has set aside reserves pursuant to any of the Court Orders are resolved or satisfied at amounts less than such reserves, and assuming no need has arisen to establish additional reserves, the Fund would make additional distributions to stockholders of any portion of such reserves that the Board determines is no longer required because the relevant claim or contingency has been resolved or satisfied. However, there may be less funds available than currently anticipated for additional liquidating distributions to the Fund’s stockholders. The precise amount and timing of any additional liquidating distributions to the Fund’s stockholders will depend on and could be delayed or diminished due to many factors, including:

•	whether a claim is resolved for more than the amount of the reserve established for such claim pursuant to the Court Orders;

•	whether the Fund is unable to resolve claims with creditors or other third parties, including potential tax claims, or if such resolutions take longer than expected;

•

whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy the Fund’s liabilities or other obligations to the extent not previously reserved for;

•

whether due to new facts and developments, including as a result of changes in law, a new claim or contingency, as the Board reasonably determines, requires additional funds to be reserved for its satisfaction; and

•

whether the expenses the Fund incurs in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Fund are more than anticipated.

It is possible that new or existing claimants could bring additional claims against the Fund after the date hereof. To the extent that any such claims are determined to be valid and not barred, then the existence of these claims could have an impact on the amount of funds available for distribution to the Fund’s stockholders, or could affect the timing of any such distributions. For example, if a new claim or contingency were to arise, then the amount and/or timing of any future distributions could be affected. In some cases, potential claims against the Fund may be subject to an extended statute of limitations under the law applicable to the claim (e.g., certain tax claims) or the claim may be made by a party that has either not yet discovered the basis for the claim, or has the right or ability to revisit potential obligations of the Fund on a retroactive basis notwithstanding the passage of time. To the extent any claim is asserted that should be barred under DGCL Section 280, then the Fund intends to vigorously enforce such bar. It is possible that such claims could arise, and in that event the amount and/or timing of future distributions could be adversely affected, and that effect could be material.

Due to these and other factors, the amounts of any additional post-dissolution liquidating distributions may be substantially less than the amounts currently estimated by the Fund.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund.

Among other liabilities, the Fund’s major known, contingent and potential future liabilities include (i) known and potential U.S. federal, state and local and foreign tax claims, which constitute a significant majority of the Fund’s known, contingent and potential future liabilities, (ii) certain other legal contingencies, and (iii) continuing third-party indemnification obligations.

Whether any additional liquidating distributions can be made to stockholders would depend on whether claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. The Fund cannot assure stockholders that the Fund’s liabilities can be settled for less than the amounts the Fund has reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, the Fund may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for the Fund to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, because under Delaware law, if the Fund fails to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder).

The application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations may adversely affect the Fund’s assets and the amount and timing of any liquidating distributions to stockholders.

The Fund may be directly or indirectly affected by tax legislation, regulations and administrative practices or the modification of existing tax laws by U.S. or non-U.S. taxing authorities or other governmental bodies. The application of complex tax laws involves numerous uncertainties, and U.S. and non-U.S. taxing authorities may review and challenge tax positions adopted by the Fund. These challenges may result in adjustments to, or impact the timing or amount of, the Fund’s taxable income, deductions, credits or other tax items, which may adversely affect our effective tax rate and tax liability.

On December 22, 2017, the United States enacted tax legislation commonly known as the TCJA, which significantly changed existing U.S. tax law. Among other changes impacting the Fund and its prior investments in Alibaba and Yahoo Japan, the TCJA imposed a one-time deemed repatriation tax on certain accumulated earnings of non-U.S. corporations owned by 10% U.S. shareholders, expanded the constructive ownership rules that are applied for purposes of determining whether a non-U.S. corporation is a “controlled foreign corporation” (“CFC”), and made other significant changes to the CFC rules. These rules are complex and subject to change or differing interpretations, possibly with retroactive effect. In addition, the application of these rules and their consequences to the Fund depend on a number of facts specific to Alibaba, Yahoo Japan, and their respective subsidiaries that are beyond our current knowledge and control. These and other uncertainties resulting from the TCJA could materially affect the Fund’s U.S. tax liabilities with respect to its prior investments in Alibaba and Yahoo Japan.

The treatment of the Fund and its assets, and any transactions involving such assets (including liquidating distributions by the Fund), may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related past or future transactions, including in connection with the Plan of Liquidation and Dissolution, may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or non-U.S. taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability, as well as the amount and timing of any liquidating distributions to stockholders. For additional information about income taxes, see Note 7 — “Income Taxes.”

The Fund will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with reporting requirements under the 1940 Act following the Effective Time and paying its service providers, including the External Advisor managing its Marketable Debt Securities Portfolio.

As the Fund continues to wind up, the Fund will continue to incur expenses from operations, including severance costs, compensation to employees who are implementing the Plan of Liquidation and Dissolution, compensation to our independent directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes, legal, accounting, financial advisory and consulting fees and general and administrative expenses (including the fees of the External Advisor for managing our Marketable Debt Securities Portfolio).

The Fund continues to be registered as an investment company under the 1940 Act but we may deregister as an investment company after the Fund has distributed substantially all of its assets. Accordingly, the Fund will continue complying with the applicable reporting requirements of the 1940 Act even though compliance with such reporting requirements will cause the Fund to incur related expenses. In order to eliminate these expenses, we may seek relief from the SEC from the reporting requirements under the 1940 Act, but no assurances can be given as to when or if such relief will be obtained. If the Fund does not obtain such relief and, in any event, until such time as it obtains such relief, the Fund will continue to incur costs in complying with its reporting requirements as a registered investment company under the 1940 Act.

If the Fund fails to retain sufficient funds to pay the liabilities actually owed to the Fund’s creditors, each stockholder receiving liquidating distributions could be liable for payment to the Fund’s creditors of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each stockholder in connection with the liquidation and dissolution.

Under Delaware law, in the event the Fund fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, each stockholder could be held liable for the repayment to those creditors who file unbarred claims before the end of the winding-up period, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess liability (up to the full amount actually received by such stockholder). Moreover, in the event a stockholder has paid taxes on amounts previously received pursuant to the Plan of Liquidation and Dissolution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a reduction in taxes payable. There can be no guarantee that the reserves established by the Fund will be adequate to cover all such expenses and liabilities.

Amounts held in the Marketable Debt Securities Portfolio will be subject to market and interest rate risk.

A substantial portion of the Fund’s investment assets is held in the Marketable Debt Securities Portfolio and will continue to be throughout the liquidation and dissolution process. The Fund generally invests excess cash in money market funds and fixed income securities.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Such securities also are subject to the risk that the issuer of the security will be unable to pay interest or repay principal on the security when due. Due in part to these factors, the amounts expected to be realized by the Fund in monetizing the Marketable Debt Securities Portfolio may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if it sells securities that have declined in market value due to changes in interest rates.

The Shares have been delisted from Nasdaq, and the Fund closed its stock transfer books at the Effective Time as required by Delaware law. Accordingly, the Shares held by the Fund’s stockholders after the Effective Time generally are not transferable.

Nasdaq halted trading in the Shares on October 2, 2019. In connection with the filing of a Certificate of Dissolution with the Secretary of State of the State of Delaware, the Fund closed its transfer books as of 4:00 pm Eastern Time on October 4, 2019. As a result, record holders of the Shares generally are prohibited from transferring record ownership of their Shares following the Effective Time (except by will, intestate succession or operation of law). The Shares were delisted from Nasdaq on October 7, 2019. The Depository Trust Company (“DTC”), as a record holder of Shares through its Cede & Co. nominee, maintains records representing the right to receive any post-dissolution liquidating distributions in accordance with Section 4 of the Plan of Liquidation and Dissolution, including any transfers of such rights. Consequently, the Fund expects that any transfers of such rights continue to be tracked by DTC. There is no assurance as to how long a market for interests in the Shares representing the right to receive any post-dissolution liquidating distributions will continue to be maintained or how actively such interests in the Shares will trade. Both trading prices and volumes in any such “over-the-counter” market may be volatile and erratic. To the extent that a stockholder’s Shares were not held by a DTC participant as of the Effective Time, it may be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

Interests of stockholders in any liquidating trust that the Fund may establish pursuant to the Plan of Liquidation and Dissolution generally will not be transferable and the transfer of the Fund’s assets and liabilities to a liquidating trust could have significant tax consequences to stockholders.

If the Fund establishes a liquidating trust, the interests of the Fund’s stockholders in such trust generally will not be transferable. In addition, the interests in the liquidating trust may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Moreover, when seeking “no action” relief from the SEC in connection with the creation of the liquidating trust, it is possible that the SEC could require us to request that DTC terminate further transfers of the DTC escrow CUSIPs. As previously disclosed, beneficial owners who held the Fund’s stock through DTC now hold the DTC escrow CUSIPs, which currently give these holders the ability to transfer their beneficial ownership interests in the Fund along with the associated right to receive future liquidating distributions. If DTC terminates transfers of the escrow CUSIPs, such action could adversely affect these holders’ ability to realize the value of such interests. Furthermore, given that the Fund’s stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for U.S. federal income tax purposes, the distribution of non-transferable interests could result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise. This means that the stockholders of the Fund could recognize taxable income upon the establishment of the liquidating trust without having received any cash proceeds to satisfy the associated tax obligations.

Stockholders will generally not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Fund’s liquidation and dissolution, for U.S. federal income tax purposes, the Fund’s stockholders will generally recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of the distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the Shares. Liquidating distributions pursuant to the Plan of Liquidation and Dissolution may occur at various times and may be received in more than one tax year. Any loss will generally be recognized only when a stockholder receives the final distribution from the Fund and then only if the aggregate value of all liquidating distributions with respect to a Share is less than the stockholder’s tax basis in the Share. For a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to the Fund’s Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Fund may sell, distribute or otherwise dispose of its remaining assets, including non-cash assets, without further stockholder approval. As a result, the Board may, in order to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.

The Fund will no longer hold annual meetings of stockholders to elect members of the Board, and consequently the Fund’s stockholders will no longer be able to influence management of the Fund through the election of directors.

Under Delaware law, dissolution of the Fund became effective upon the filing of the Certificate of Dissolution on October 4, 2019. Although the Fund’s existence is required to continue for a period of three years or more from the Effective Time for the purpose of prosecuting and defending suits, winding up the Fund and making distributions to stockholders, the Fund is not permitted to continue to engage in any business. As a result, the Fund will not convene annual meetings of stockholders during the winding-up period. Since the Fund will not hold annual meetings of stockholders to elect members of the Board after the Effective Time, the Fund’s stockholders will not be able to influence management of the Fund through the election of directors.

As noted above, the approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. See “— Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.”

The tax treatment of liquidating distributions may vary from stockholder to stockholder, and stockholders should consult their own tax advisors.

The Fund has not requested a ruling from the IRS with respect to the anticipated U.S. federal income tax consequences of the Plan of Liquidation and Dissolution. As described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution,” the Fund intends to accomplish the liquidation and dissolution in a manner that will qualify as a “complete liquidation” of the Fund within the meaning of Section 346(a) of the Code, but there can be no assurance that our efforts to do so will be successful. If any of the anticipated tax consequences of the Plan of Liquidation and Dissolution described in the proxy statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the Fund’s stockholders and the Fund from the liquidation and dissolution. Tax considerations applicable to stockholders may vary with and be contingent upon the particular circumstances of each stockholder. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Liquidation and Dissolution in light of each stockholder’s particular circumstances.

Risks Related to the Fund’s Operations as an Investment Company

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its interests in the Marketable Debt Securities Portfolio. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include available cash balances, including interest income from the Marketable Debt Securities Portfolio.

For the six months ended June 30, 2024, the Marketable Debt Securities Portfolio generated approximately $20.9 million of income. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund in future periods. In response to global inflationary pressures, many central banks, including the Federal Reserve Bank, began adopting policies in 2022 that were intended to reduce demand and control prices of goods and services. These policies included raising short-term interest rates. As a result of these increases in short-term rates, the Fund’s Marketable Debt Securities Portfolio generated a higher yield in 2023 and is anticipated to continue to generate a higher yield for so long as short-term interest rates remain elevated. There can be no assurance as to the future levels of short-term interest rates. The Fund continues to invest in securities of issuers with high credit quality, including U.S. Treasury bills and notes. There can be no assurance the Federal Reserve Bank will not reduce interest rates or that interest rates will not otherwise fall in the future.

The Fund is not able to generate material amounts of income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells the Marketable Debt Securities Portfolio which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the Fund’s activities and could have a material adverse effect on the Fund’s ability to return capital to stockholders.

The Fund relies on the competence and continued service of its remaining executive officer, employees and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officer and limited number of remaining employees under the supervision of the Board and does not currently intend to depend on a third-party investment advisor, except that the Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officer and limited number of remaining employees. The Fund depends upon its executive officer for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio, and for seeking to manage and reduce its liabilities. If the Fund loses the services of its executive officer and limited number of remaining employees, the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired an External Advisor to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by an External Advisor that applies the investment guidelines set by the Fund. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisor, will be successful. The External Advisor’s investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of the External Advisor in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisor may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisor will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring an External Advisor to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by an External Advisor. The External Advisor applies investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisor, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisor is operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisor, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisor, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisor. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisor, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the External Advisor, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by the limited number of remaining employees of the Fund, the External Advisor or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s ability to return capital to stockholders. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund. These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Note 13 Subsequent Events

The Fund has adopted standards, which establish general standards of accounting for disclosure of events that occur after the statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued.

Other Information

June 30, 2024 (unaudited)

Results of Stockholder Votes

Not Applicable.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by emailing altabair@altaba.com, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by emailing altabair@altaba.com or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Form NPORT-P is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s NPORT-P filings for the most current fiscal first and third quarters are available without charge by visiting altaba.com/financial-information.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Approval of the Investment Advisory Agreement

At a meeting held on December 5, 2023, the Board, including the independent directors of the Fund, unanimously approved the continuation of the investment advisory agreement between the Fund and the External Advisor (the “Advisory Agreement”).

In connection with the Board’s approval of the continuance of the Advisory Agreement, the Board reviewed the written materials provided by the External Advisor and by the Fund’s management including (i) the Directors’ responsibilities in evaluating and approving the Advisory Agreement and (ii) detailed information about the External Advisor’s services to the Fund, Fund performance, and the compensation received by the Advisor from the Fund.

During the Board’s deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered: (a) the nature, quality and extent of the advisory services provided by the External Advisor; (b) the investment performance of the Fund’s portfolio in light of its objectives and policies; (c) the profits derived by the External Advisor under the Advisory Agreement; (d) the competitiveness of the fees charged by the External Advisor; and (e) the Fund’s historical arm’s length bargaining with the External Advisor and other investment advisers with respect to the advisory fees paid by the Fund. Based on the information reviewed and the discussion thereof, the directors concluded that the investment advisory fee charged by the External Advisor is reasonable in relation to the services provided and that continuation of the Advisory Agreement is in the best interests of the Fund.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable as the Fund is a closed-end investment company.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable as the Fund is a closed-end investment company.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable as the Fund is a closed-end investment company.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable as the Fund is a closed-end investment company.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware on October 4, 2019 after which its shares of common stock were delisted from trading on trading on the Nasdaq Global Select Market. As a result, the Fund will no longer have stockholder meetings to elect its directors, which means that, effectively, stockholders may no longer recommend nominees to the Fund’s board of directors.

Item 16. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable as the Fund’s shares are not listed for trading on a stock exchange.

Item 19. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities association upon which the registrant’s securities are listed. Not applicable as the Fund’s shares are not listed for trading on a stock exchange.

(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By: (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman Principal Executive Officer, Principal Financial Officer and Accounting Officer, Altaba Inc.

Date:	August 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman Principal Executive Officer, Principal Financial Officer and Accounting Officer, Altaba Inc.

Date:	August 1, 2024